SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
ABAXIS, INC.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held October 25, 2005
TO THE SHAREHOLDERS:
      Please take notice that the Annual Meeting of the Shareholders of Abaxis, Inc., a California corporation (“us,” “we” or “our”), will be held on Tuesday, October 25, 2005, at 10:00 a.m. local time at our offices, located at 3240 Whipple Road, Union City, California, for the following purposes:

1. To elect six directors to hold office for the ensuing year;

2. To ratify the appointment of Burr, Pilger & Mayer LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2006;

3. To consider and approve the amendment and restatement of our 1998 Stock Option Plan as the 2005 Equity Incentive Plan; and

4. To transact such other business as may properly come before the meeting.
      Shareholders of record at the close of business on August 31, 2005, are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during ordinary business hours at our offices located at 3240 Whipple Road, Union City, California.
      Please note that each shareholder who attends the annual meeting may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding stock in brokerage accounts (street name holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors

ZARA Z. THOMAS
Secretary
Union City, California
September 19, 2005
YOUR VOTE IS IMPORTANT.
Whether or not you expect to attend the annual meeting in person, we urge you to vote your shares by phone, via the internet or by signing, dating and returning the enclosed proxy card at your earliest convenience. Please see your proxy card for specific instructions on how to vote. Proxies are revocable, and any shareholder may withdraw his or her proxy prior to the time it is voted, or by attending the meeting and voting in person.

i

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
      The accompanying proxy is solicited by the Board of Directors of Abaxis, Inc., a California corporation (“Abaxis” or “us” or “we”), for use at our annual meeting of shareholders to be held on Tuesday, October 25, 2005 (the “Annual Meeting”), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The date of this Proxy Statement is September 19, 2005, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.
GENERAL INFORMATION
      Expenses and Solicitation of Proxies. We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials and any additional solicitation materials furnished to the stockholders. We will furnish copies of proxy materials and any other additional solicitation materials to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the proxy solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the proxy solicitation materials to such beneficial owners. We may supplement the original solicitation of proxies by mail or by solicitation by telephone, telegram, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. We also have retained the services of The Altman Group to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. We estimate that we will pay a fee of approximately $18,000 for The Altman Group’s services and will reimburse it for certain out-of-pocket expenses that are usual and proper.
      Record Date. The record date for our 2005 Annual Meeting of Shareholders was August 31, 2005. Only shareholders as of that date are eligible to cast votes at the 2005 Annual Meeting of Shareholders.
      Voting Securities. As of the record date, there were 19,923,496 shares of our common stock outstanding and we had 189 shareholders of record, such number excluding shareholders who hold our shares in electronic form through the Depository Trust Company at brokerage houses. All shares of our common stock are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Except with respect to the election of directors, the procedure for which is described below, each share of common stock is entitled to one vote.
      Quorum. Our Bylaws provide that a majority of all of the shares of the common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. A broker “non-vote” occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner, such as a brokerage account holder, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. For certain specified types of proposals, Nasdaq rules permit nominees to vote on behalf of beneficial holders without consultation of the beneficial holder and in these limited circumstances, broker “non-votes” accordingly do not occur.
      Cumulative Voting. In the election of directors, each common stock shareholder has cumulative voting rights and may be entitled to as many votes as is equal to the number of shares of common stock multiplied by the number of directors to be elected (i.e., six), which votes may be cast for a single candidate or distributed among any or all of the candidates. However, no shareholder is entitled to cumulate votes with respect to a candidate unless the candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice, at the meeting and prior to the voting, of his or her intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes.
      Vote Required for Each Proposal.

•	Proposal #1 Election of Directors. A plurality of the votes duly cast at a meeting at which a quorum is present is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election. Therefore, neither abstentions nor broker

“non-votes” will have any impact on the election of directors and the six candidates for election as directors at the annual meeting who receive the highest number of affirmative votes will be elected.

•	Proposals #2 and #3: Ratification of Appointment of Independent Registered Public Accounting Firm; and Proposal #3: Approval of the Amendment and Restatement of Abaxis, Inc. 1998 Stock Option Plan as the 2005 Equity Incentive Plan. In order for proposals #2 and #3 to pass, the vote of a majority of the shares represented in person or by proxy and voting at a duly held meeting at which a quorum is present must be obtained, provided that the votes in favor of each of proposals #2 and #3 are a majority of the votes that constitute the required quorum. Although abstentions and broker “non-votes” are counted as present for purposes of a quorum, they are not counted as affirmative votes for the proposals. In other words, the votes in favor of each of proposals #2 and #3 must exceed the sum of (i) the votes against, (ii) abstentions, and (iii) the broker non-votes for the respective proposal.

      Voting and Revocability of Proxies. The persons authorized to vote shares represented by executed proxies (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any and all nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld. If an executed proxy is submitted without any instruction for the voting of such proxy, the proxy will be voted in favor of the proposals described, but votes may be cumulated for less than all of the nominees for director.
      All valid proxies received before the Annual Meeting will be exercised. A shareholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of Abaxis a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person.
VOTING BY TELEPHONE OR VIA THE INTERNET

If you hold Your Shares Directly Registered in	If You Hold Your Shares in an Account with
Your Name with Computershare, Formerly Known as	a Broker or a Bank that Participates in the
Equiserve Trust Company, N.A	ADP Investor Communications Services.

To vote by phone:	To vote by telephone or via the Internet:
1-877-PRX-VOTE (1-877-779-8683)	Your voting form from your broker or bank will show the telephone number to call or Internet website to visit.
To vote via the Internet:
http://www.eproxyvote.com/abax
      For Shares Directly Registered in the Name of the Stockholder. Shareholders with shares registered directly with Computershare , formerly known as Equiserve Trust Company, N.A., may vote those shares telephonically by calling Computershare at 1-877-PRX-VOTE, (1-877-779-8683) or via the Internet at http://www.eproxyvote.com/abax.
      For Shares Registered in the Name of a Broker or a Bank. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by Computershare for shares registered directly in the name of the shareholder. If your shares are held in an account with a broker or a bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically or via the Internet by calling the telephone number, or visiting the Internet website, shown on the voting form received from your broker or bank.
      General Information for All Shares Voted Via the Internet or By Telephone. Votes submitted via the Internet or by telephone must be received by 12:00 midnight Eastern Time on October 24, 2005. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting.

      The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Our outside counsel has advised Abaxis that the Internet voting procedures that have been made available through Computershare are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
PROPOSAL NUMBER ONE
ELECTION OF DIRECTORS
      The Bylaws of Abaxis authorize a Board of Directors consisting of six directors. All six of our directors are to be elected for the ensuing year and until their successors are elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named.
      If elected, each nominee will hold office until our next annual meeting of shareholders or until his successor is elected and qualified unless he shall resign or his office becomes vacant by death, removal, or other cause in accordance with our Bylaws. The persons named in the accompanying form of proxy will vote the shares represented thereby for the following nominees, but may cumulate the votes for less than all of the nominees, as permitted by the laws of the State of California, unless otherwise instructed.
      The nominees for election to the Board of Directors at the Annual Meeting are Clinton H. Severson, Richard J. Bastiani, Ph.D., Henk J. Evenhuis, Brenton G.A. Hanlon, Prithipal Singh, Ph.D. and Ernest S. Tucker, III, M.D. Please see “Information about Abaxis — Director Nominees” below for information concerning the nominees.
Vote Required and Recommendation of the Board of Directors
      If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected.
      Although abstentions and broker “non-votes” will each be counted as present for purposes of determining a quorum, neither abstentions nor broker “non-votes” will have any impact on the election of directors and the six candidates for election as directors at the annual meeting who receive the highest number of affirmative votes will be elected.
      If the nominees decline to serve or become unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for substitute nominees as the Board of Directors may designate. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.
PROPOSAL NUMBER TWO
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      On August 25, 2005, the Audit Committee of the Board of Directors dismissed Deloitte & Touche LLP as our independent registered public accounting firm and selected Burr, Pilger & Mayer LLP as our new independent registered public accounting firm for the fiscal year ending March 31, 2006. Prior to August 25, 2005, Deloitte & Touche LLP acted as our independent registered public accounting firm since its appointment in the fiscal year ended March 31, 1996. A representative of Burr, Pilger & Mayer LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.
      The aggregate fees billed by Deloitte & Touche LLP for audit and non-audit services provided to Abaxis in fiscal years 2005 and 2004 were as follows:

	Year Ended March 31,

	2005	2004

Audit Fees(1)	$740,000	$241,000
Audit-Related Fees(2)	—	9,000
Tax Fees(3)	11,000	86,000
All Other Fees(4)	1,000	8,000

Total All Fees	$752,000	$344,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements. In fiscal 2005, audit fees also included attestation services related to Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees billed during fiscal 2004 were for services related to accounting consultation and review of documents filed with the Securities and Exchange Commission.

(3)	Tax fees consist of fees billed for professional services rendered for tax compliance and tax advice. In fiscal 2004, this category also included professional services rendered for preparation and review of income tax returns.

(4)	All other fees consist of fees for products and services other than the services reported above. In fiscal 2005, this category consisted of a subscription to accounting and financial disclosure literature. In fiscal 2004, this category consisted fees related to an informational workshop on internal controls.
Independent Auditors
      On August 25, 2005, the Audit Committee of the Board of Directors dismissed Deloitte & Touche LLP as our independent registered public accounting firm, and engaged Burr, Pilger & Mayer LLP as our new independent registered public accounting firm for the fiscal year ending March 31, 2006.
      During the two fiscal years ended March 31, 2005, and through the subsequent interim period ended August 25, 2005, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its audit report. Furthermore, Deloitte & Touche LLP’s reports related to the audits of our financial statements for the fiscal years ended March 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with Deloitte & Touche LLP’s report related to the audit of the effectiveness of Abaxis’ internal control over financial reporting as of March 31, 2005, based on the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, Deloitte & Touche LLP expressed an adverse opinion in its report dated June 13, 2005 on the effectiveness of the Company’s internal control over financial reporting due to a material weakness in the Company’s controls relating to the determination and reporting of the provision for income taxes. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that on June 13, 2005, Deloitte & Touche LLP advised the Audit Committee of a material weakness in internal control over financial reporting related to provision for income taxes as disclosed in the Abaxis’ Form 10-K for the fiscal year ended March 31, 2005.
      Abaxis has provided a copy of the above disclosures to Deloitte & Touche LLP and asked Deloitte & Touche LLP to provide Abaxis with a letter addressed to the SEC stating whether or not Deloitte & Touche

LLP agrees with our statements. A copy of that letter, dated August 29, 2005, was filed as Exhibit 16.1 to our report on Form 8-K filed with the SEC on August 31, 2005.
      Prior to engaging Burr, Pilger & Mayer LLP, Abaxis did not consult Burr, Pilger & Mayer LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Abaxis’ financial statements, as well as any other matters or reportable events described under Item 304(a)(2)(i) and (ii) of Regulation S-K.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. The Chair of the Audit Committee is also authorized, pursuant to delegated authority, to pre-approve additional services on a case-by-case basis, and such approvals are communicated to the full Audit Committee at its next meeting. During fiscal year 2005, all Audit-Related Fees and Tax Fees were pre-approved by the Audit Committee, except for All Other Fees representing less than 1% of the total fees were subject to the de minimus exception established by the SEC.
Vote Required and Board of Directors’ Recommendation
      If a quorum is present and voting, the vote of a majority of the shares both (a) represented in person or by proxy and (b) voting is required for approval of this proposal. In addition, the votes in favor of this proposal must be a majority of the quorum present.
      Although abstentions and broker “non-votes” are counted as present for purposes of a quorum, they are not counted as affirmative votes for the proposals. In other words, the vote in favor of each of this proposal must exceed the sum of (i) the votes against, (ii) abstentions and (iii) the broker “non-votes” for this proposal. However, because under Nasdaq rules this proposal is deemed to be “routine” and thus individual nominees, such as brokers, may vote on behalf of beneficial holders, we do not anticipate receiving any broker “non-votes.”
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ABAXIS, INC. FOR THE FISCAL YEAR ENDING MARCH 31, 2006.
PROPOSAL NUMBER THREE
APPROVAL OF AMENDMENT AND RESTATEMENT OF
THE ABAXIS, INC. 1998 STOCK OPTION PLAN AS
THE 2005 EQUITY INCENTIVE PLAN
      At the Annual Meeting, the shareholders will be asked to approve the amendment and restatement of the 1998 Stock Option Plan (the “Prior Plan”) as the 2005 Equity Incentive Plan (the “2005 Plan”), including the reservation of an additional 500,000 shares for issuance thereunder. The Board of Directors adopted the terms of 2005 Plan on July 21, 2005, subject to its approval by shareholders. The 2005 Plan is intended to replace the Prior Plan. If the shareholders approve the 2005 Plan, its terms will become effective on the day of the Annual Meeting.
      We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. Our Board of Directors believes that the company must offer a competitive equity incentive program if it is to successfully attract and retain the best possible candidates for positions of responsibility. The 2005 Plan provides the Board’s Compensation Committee with a range of incentive tools and sufficient flexibility to permit it to make the most effective use of the shares our shareholders authorize for incentive purposes.
      The 2005 Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with certain awards granted under the 2005 Plan. Section 162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with stock options, stock appreciation rights, certain stock awards and restricted stock unit awards, performance share and performance unit awards, and certain other stock-based or cash-based awards granted under the 2005 Plan to qualify as “performance-based” within the meaning of Section 162(m), the shareholders are being asked to approve certain material terms of the 2005 Plan. By approving the 2005 Plan, the shareholders will be approving, among other things:

•	the eligibility requirements for participation in the 2005 Plan;

•	the performance measures upon which the grant or vesting of awards of performance shares, performance units and certain stock award, restricted stock unit, other stock-based or cash-based awards may be based;

•	the maximum numbers of shares for which stock options, stock appreciation rights, stock awards, restricted stock unit awards, performance share awards, performance unit awards and other stock-based awards intended to qualify as a performance-based award may be granted to an employee in any fiscal year; and

•	the maximum dollar amount for which a performance unit or cash-based award intended to qualify as a performance-based award may be granted to an employee in any fiscal year.
      While we believe that compensation in connection with such awards under the 2005 Plan generally will be deductible by Abaxis for federal income tax purposes, under certain circumstances, such as a change in control of Abaxis, compensation paid in settlement of certain awards may not qualify as “performance-based.”
      The Board of Directors believes that the 2005 Plan will serve a critical role in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to meet our goals. Therefore, our Board urges you to vote to approve the adoption of the 2005 Plan.
Summary of the 2005 Plan
      The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, a copy of which is available to any shareholder upon request. The 2005 Plan may also be viewed on the website of the Securities and Exchange Commission at www.sec.gov.
      General. The purpose of the 2005 Plan is to advance the interests of Abaxis by providing a means through which the company may attract and retain able employees, directors and consultants upon whom responsibility for the success of Abaxis rests and to provide them with a proprietary interest in the development and financial success of Abaxis that will encourage them to devote their best efforts to the business of Abaxis. These incentives may be provided under the 2005 Plan through the grant of stock options, stock appreciation rights, stock awards (stock purchase rights and stock bonuses), restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.
      Authorized Shares. If the 2005 Plan is approved by the shareholders, the Prior Plan will be terminated, and the maximum aggregate total of shares of stock that may be issued under the 2005 Plan will be equal to 4,886,000 shares, which equals (1) the Prior Plan’s authorized pool of 4,386,000 shares plus (2) 500,000 shares. As of August 31, 2005, options to purchase 2,680,362 shares of common stock were outstanding under the Prior Plan, options to purchase 1,394,855 shares of common stock granted pursuant to the Prior Plan had been exercised and there were 310,783 shares of common stock available for future grants under the Prior Plan, without taking the proposed increase into account. Shares issued under the 2005 Plan may be authorized but unissued or reacquired shares of common stock of Abaxis.
      Share Accounting and Adjustments. If any award granted under the Prior Plan or the 2005 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase for not more that the participant’s original purchase price are forfeited or repurchased by the company, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2005 Plan. Shares will not be treated as having been issued under the 2005 Plan and will therefore not reduce the number of shares available for grant to the extent an award other than an option or stock appreciation right is settled in cash. Shares withheld or reacquired by the company in satisfaction of a tax withholding obligation will not again become available under the 2005 Plan. The number of shares available under the 2005 Plan will be reduced upon the exercise of a stock appreciation right by the gross number of shares for which the award is exercised. If shares are tendered in payment of the exercise price of an option, or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2005 Plan will be reduced by the gross number of shares for which the option is exercised. The Compensation Committee of the Board of Directors, in its discretion and to prevent dilution or enlargement of participants’ rights under the 2005 Plan, will adjust the number of shares authorized under the 2005 Plan, the numerical limits on awards described below, the maximum numbers of shares for which nonemployee director options may be granted and the number and kind of shares and exercise price subject to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our shareholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for grant under the 2005 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2005 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.
      Certain Award Limits. In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2005 Plan, the 2005 Plan limits the numbers of shares that may be issued under each type of award, subject to adjustment as described under “Share Accounting and Adjustments” above. No more than 4,886,000 shares may be issued upon the exercise of incentive stock options granted under the 2005 Plan. No more than 500,000 shares in the aggregate may be issued pursuant to “full value awards,” which are stock purchase, stock bonus or other stock-based awards under which shares are acquired for less than their fair market value, restricted stock units and performance share awards granted under the 2005 Plan. In addition, no more than 5% of the maximum aggregate number of shares authorized under the 2005 Plan may be issued pursuant to such full value awards that provide for vesting more rapidly than over a period of three years if vesting is based upon continued service alone or that have a performance period of less than 12 months if vesting is based on the attainment of performance goals. To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m), the 2005 Plan establishes limits on the maximum aggregate number of shares or dollar amount for which any such award may be granted to an employee in any fiscal year. The limits for awards intended to qualify as performance-based are as follows:

•	Stock options and stock appreciation rights: No more than 100,000 shares.

•	Stock purchase rights, stock bonuses and restricted stock unit awards: No more than 500,000 shares.

•	Performance share and performance unit awards: No more than 500,000 shares, or 500,000 units, for each fiscal year contained in the performance period of the award.

•	Cash-based awards and other stock-based awards: No more than 50,000 shares.
      Administration. The 2005 Plan will be administered by the Compensation Committee of the Board of Directors or another committee of the Board of Directors appointed to administer the 2005 Plan, or, in the absence of such committee, by the Board. (For purposes of this summary, the term “Committee” refers to either such committee or the Board of Directors.) Subject to the provisions of the 2005 Plan, the Committee will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the vesting of any award. The Committee may delegate to one or more of its members or one or more officers of Abaxis the authority to grant awards under the 2005 Plan. The 2005 Plan provides, subject to certain limitations, for indemnification by the company of any director or officer against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2005 Plan. All awards granted under the 2005 Plan will be evidenced by a written or electronic agreement between Abaxis and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2005 Plan. The Committee will interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2005 Plan or any award.
      Prohibition of Option and SAR Repricing. The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our shareholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price.
      Eligibility. Awards may be granted to employees, consultants and directors of Abaxis or any affiliate of Abaxis. Incentive stock options may be granted only to employees. As of August 31, 2005, we had approximately 202 employees, including six executive officers in addition to five non-employee directors who would be eligible to receive awards under the 2005 Plan.
      Stock Options. The Committee may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code, nonstatutory stock options or any combination of these. The Committee establishes the exercise price of options, provided that all options must have an exercise price that is not less than the fair market value of a share of our common stock on the date of grant, except that options granted pursuant to an assumption or substitution of another option in a manner that would qualify under Section 424(a) of the Internal Revenue Code may have an exercise price less than such minimum price. Any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Abaxis or any parent or subsidiary of Abaxis (a “10% Shareholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. The closing price of our common stock as reported on the NASDAQ National Market on August 31, 2005 was $11.47 per share.
      The 2005 Plan provides that the option exercise price may be paid in cash or its equivalent, by tender of shares of common stock owned by the participant having a fair market value not less than the exercise price, by means of a net-exercise procedure, by means of a broker-assisted cashless exercise or by other consideration as approved by the Committee from time to time.
      Options will become vested and exercisable at such times and subject to such conditions and restrictions as may be specified by the Committee. The maximum term of an option granted under the 2005 Plan is 10 years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years. Options will remain exercisable for such period of time following a participant’s termination of service as determined by the Committee and provided in the participant’s award agreement, provided that in no case may an option be exercised after its expiration date. Options will become exercisable in full upon a participant’s death.
      Incentive stock options are not transferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.

      Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of a Tandem SAR will be the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our common stock on the date of grant.
      Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock and may be paid in a lump sum or on a deferred basis in accordance with the terms of the participant’s award agreement. The maximum term of any stock appreciation right granted under the 2005 Plan is ten years.
      Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.
      Stock Awards. The Committee may grant stock awards under the 2005 Plan either in the form of a stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a stock bonus, for which the participant furnishes consideration in the form of services to the company. The Committee determines the purchase price payable under stock purchase awards, which may be less than the then current fair market value of our common stock. Stock awards may be subject to vesting conditions based on service or the achievement of such performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Unless otherwise provided by the Committee, a participant will forfeit any shares of stock as to which vesting conditions have not been satisfied prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding stock awards subject to vesting conditions will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.
      Restricted Stock Units. The Committee may grant restricted stock units under the 2005 Plan, which represents rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to Abaxis. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.
      Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeep-

ing entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and a monetary value established by the Committee at the time of grant. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock or any combination of these.
      Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Internal Revenue Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the company and/or any affiliate of Abaxis, or any of their business units as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures:

revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on shareholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; balance of cash, cash equivalents and marketable securities; market share; daily average revenue trades; asset gathering metrics; number of customers; customer satisfaction; product development; completion of a joint venture or other corporate transaction; completion of identified special project; and overall effectiveness of management.
      The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.
      Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide a participant awarded performance shares with dividend equivalent rights with respect to cash dividends paid on the company’s common stock. The Committee may provide for performance award payments in a lump sum or installments pursuant to a schedule elected by the participant.
      Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2005 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.
      Deferred Compensation Awards. The 2005 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or members of a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash an award of a stock bonus or deferred stock units or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards, an award of deferred stock units. Each such stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant’s service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the payment of a stock bonus or the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a shareholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Committee in the participant’s award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.
      Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of cash-based awards or other stock-based awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.
      Change in Control. In the event of a “change in control,” as such term is defined by the 2005 Plan, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue in effect any or all outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock. Any options or stock appreciation rights which are not assumed or continued in connection with a change in control or exercised prior to the change in control will terminate effective as of the time of the change in control. The Committee may provide for the acceleration of vesting of any or all outstanding options or stock appreciation rights upon such terms and to such extent as it determines. The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a change in control in exchange for a payment to the participant with respect to each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share under the award. The Committee, in its discretion, may provide in the event of a change in control for the acceleration of vesting and/or settlement of any stock award, restricted stock unit award, performance share or performance unit, cash-based award or other stock-based award held by a participant upon such conditions and to such extent as determined by the Committee. It is currently anticipated that awards granted to executive officers will accelerate fully on a change of control. The vesting of non-employee director awards automatically will accelerate in full upon a change in control.
      Termination or Amendment. The 2005 Plan will continue in effect until its termination by the Committee provided that all awards shall be granted within 10 years from the effective date of its adoption upon approval by the shareholders. The Committee may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without shareholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2005 Plan, change the class of persons eligible to receive incentive stock options or would require shareholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, including, but not limited to, Section 409A of the Internal Revenue Code, providing rules regarding the taxation of nonqualified deferred compensation plans.
Summary of U.S. Federal Income Tax Consequences
      The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
      Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by Abaxis for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
      In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.
      Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. Abaxis generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
      Stock Appreciation Rights. A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

      Stock Awards. A participant acquiring stock by means of a stock purchase right or stock bonus generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
      Performance Awards, Restricted Stock Unit Awards, Cash-Based Awards and Other Stock-Based Awards. A participant generally will recognize no income upon the grant of a performance share, performance unit, restricted stock unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Stock Awards.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under “Stock Awards”), will be taxed as capital gain or loss. Abaxis generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

New 2005 Plan Benefits
      No awards will be granted under the 2005 Plan prior to its approval by the shareholders of Abaxis. With the exception of stock options that will be granted automatically under the terms of the 2005 Plan to nonemployee directors, all awards under the 2005 Plan will be granted at the discretion of the Committee, and, accordingly, are not yet determinable. The table below sets forth the awards that will be received under the 2005 Plan during the fiscal year ending March 31, 2006 by certain individuals and groups. This table is furnished pursuant to the rules of the Securities and Exchange Commission.
NEW PLAN BENEFITS

Name and Position	Shares

Clinton H. Severson	-0-
Chairman of the Board, President and Chief Executive Officer
Alberto R. Santa Ines	-0-
Chief Financial Officer and Vice President of Finance
Robert B. Milder	-0-
Chief Operations Officer
Kenneth P. Aron, Ph.D.	-0-
Vice President of Research and Development
Vladimir E. Ostoich, Ph.D.	-0-
Vice President of Government Affairs and Vice President of Marketing for the Pacific Rim
Lucien Ramondetta	-0-
Vice President of Marketing and Sales for the Domestic Market
All Current Executive Officers, as a Group	-0-
All Current Directors Who Are not Executive Officers, as a Group (5 persons)	-0-
All Employees, Including all Current Officers Who Are not Executive Officers, as a Group	-0-
      In fiscal year 2006, Abaxis anticipates making an initial grant of performance accelerated restricted stock, subject to approval of this proposal. However, at this time, the specific size of these grants has not been determined. These grants will be made to our executives, in conjunction with reduced grants of stock options as compared to previous years. We believe Abaxis has historically been conservative, and will continue to be conservative, when granting equity as compared to industry peers of similar sized companies. The intent is to make an annual grant to executives consisting of a mix of stock options and performance accelerated restricted stock going forward. Vesting of restricted shares can only accelerate if performance criteria during the performance period are exceeded. It is likely our performance period will range from two to four years and we will use revenue growth and an earnings-based growth metric. The program is designed so that acceleration can only occur when Abaxis significantly surpasses its performance expectations (e.g., four year service based vesting could result to full vesting of shares in two or three years if aggressive goals are met). This ongoing program, in conjunction with grants of stock options, is designed to focus executives on both the achievement of sustained superior operating results as well as increases in stockholder value through stock price appreciation.
Required Vote and Board of Directors Recommendation
      Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

      The Board of Directors believes that the adoption of the 2005 Plan is in the best interests of Abaxis and its shareholders for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote “FOR” approval of the 2005 Plan.
INFORMATION ABOUT ABAXIS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      To our knowledge, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 31, 2005 by (i) the persons named in the Summary Compensation Table; (ii) each of our directors, (iii) all of our executive officers and directors as a group and (iv) one holder of 10.8% of our common stock. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

	Shares	Percent of Abaxis
	Beneficially	Common Stock
Name and Address of Beneficial Owner	Owned	Outstanding(2)

Five percent holder
Wasatch Advisors, Inc.(3)	2,157,682	10.8%
Executive Officers(1)
Clinton H. Severson(4)	884,010	4.4%
Vladimir E. Ostoich, Ph.D.(5)	476,589	2.4%
Robert B. Milder(6)	280,878	1.4%
Kenneth P. Aron, Ph.D.(7)	213,759	1.0%
Alberto R. Santa Ines(8)	137,563	*
Outside Directors(1)
Richard J. Bastiani, Ph.D.(9)	70,000	*
Henk J. Evenhuis(10)	17,667	*
Brenton G. A. Hanlon(11)	38,667	*
Prithipal Singh, Ph.D.(12)	36,000	*
Ernest S. Tucker, III, M.D.(13)	40,000	*
Executive officers and directors as a group (10 persons) (14)	2,195,133	11.0%

*	Less than 1%

(1)	The business address of the beneficial owners listed is c/o Abaxis, Inc., 3240 Whipple Road, Union City, CA 94587.

(2)	The percentages shown in this column are calculated from the 19,923,496 shares of common stock outstanding on August 31, 2005 and includes the exercise of warrants and options held by that person that are currently exercisable or which are exercisable within sixty calendar days of August 31, 2005, and are deemed outstanding in accordance with the rules of the Securities and Exchange Commission.

(3)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2005 by Wasatch Advisors, Inc., reporting sole power to vote and dispose of 2,157,682 shares. The business address for Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, UT 84111.

(4)	Includes:

•	170,010 shares; and

•	714,000 shares subject to stock options exercisable by Mr. Severson within sixty days of August 31, 2005.

(5)	Includes:

•	51,161 shares;

•	31,500 shares held by Dr. Ostoich’s IRA;

•	29,500 shares held by Mrs. Ostoich’s IRA;

•	117,328 shares held by the Vladimir Ostoich and Liliana Ostoich Trust Fund, for the benefit of Dr. Ostoich and his wife;

•	7,600 shares issuable upon the exercise of warrants; and

•	239,500 shares subject to stock options exercisable by Dr. Ostoich within sixty days of August 31, 2005.

(6)	Includes:

•	51,878 shares; and

•	229,000 shares subject to stock options exercisable by Mr. Milder within sixty days of August 31, 2005.

(7)	Includes:

•	9,259 shares; and

•	204,500 shares subject to stock options exercisable by Dr. Aron within sixty days of August 31, 2005.

(8)	Includes:

•	17,938 shares; and

•	119,625 shares subject to stock options exercisable by Mr. Santa Ines within sixty days of August 31, 2005.

(9)	Includes:

•	42,000 shares; and

•	28,000 shares subject to stock options exercisable by Dr. Bastiani within sixty days of August 31, 2005.

(10)	Includes 17,667 shares subject to stock options exercisable by Mr. Evenhuis within sixty days of August 31, 2005.

(11)	Includes:

•	11,000 shares; and

•	27,667 shares subject to stock options exercisable by Mr. Hanlon within sixty days of August 31, 2005.

(12)	Includes:

•	10,000 shares; and

•	26,000 shares subject to stock options exercisable by Dr. Singh within sixty days of August 31, 2005.

(13)	Includes 40,000 shares subject to stock options exercisable by Dr. Tucker within sixty days of August 31, 2005.

(14)	Includes:

•	541,574 shares;

•	7,600 shares issuable upon the exercise of warrants held individually; and

•	1,645,959 shares subject to options exercisable within sixty days of August 31, 2005.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
      The following table sets forth certain information concerning our directors and executive officers:

Name	Age	Title

Clinton H. Severson	57	Chairman of the Board, President and Chief Executive Officer
Richard J. Bastiani, Ph.D.(1)(2)(3)	62	Director
Henk J. Evenhuis(1)(3)	62	Director
Brenton G. A. Hanlon(1)(2)(3)	59	Director
Prithipal Singh, Ph.D.(1)(3)	66	Director
Ernest S. Tucker, III, M.D.(1)(3)	72	Director
Alberto R. Santa Ines	58	Chief Financial Officer and Vice President of Finance
Robert B. Milder	55	Chief Operations Officer
Kenneth P. Aron, Ph.D.	52	Vice President of Research and Development
Vladimir E. Ostoich, Ph.D.	59	Vice President of Government Affairs and Vice President of Marketing for the Pacific Rim, Founder
Lucien Ramondetta	44	Vice President of Marketing and Sales for the Domestic Medical Market

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Corporate Governance Committee
      Clinton H. Severson has served as our President, Chief Executive Officer and one of our directors since June 1996. He was appointed Chairman of the Board in May 1998. From February 1989 to May 1996, Mr. Severson served as President and Chief Executive Officer of MAST Immunosystems, Inc., a privately held medical diagnostic company.
      Richard J. Bastiani, Ph.D. joined our Board of Directors in September 1995. Since August 1998, Dr. Bastiani has served as Chairman of the Board of Directors of ID Biomedical Corporation (NASDAQ: IDBE), after he was appointed to the Board of Directors of ID Biomedical Corporation in October 1996. Dr. Bastiani was President of Dendreon (NASDAQ: DNDN), a biotechnology company from September 1995 to September 1998. From 1971 until 1995, Dr. Bastiani held a number of positions with Syva Company, a diagnostic company, including as President from 1991 until Syva was acquired by a subsidiary of Hoechst AG of Germany in 1995. Dr. Bastiani is also a member of the board of directors of two privately held companies.
      Henk J. Evenhuis joined our Board of Directors in November 2002. Mr. Evenhuis currently serves as a Director of Credence Systems Corporation (NASDAQ: CMOS), a semiconductor equipment manufacturer. Mr. Evenhuis served as Chief Financial Officer of Fair Isaac Corporation (NYSE: FIC), a global provider of analytic software products to the financial services, insurance and health care industries from October 1999 to October 2002. From 1987 to 1998, he was Executive Vice President and Chief Financial Officer of Lam Research Corporation (NASDAQ: LRCX), a semiconductor equipment manufacturer.
      Brenton G. A. Hanlon joined our Board of Directors in November 1996. Since January 2001, Mr. Hanlon has been President and Chief Executive Officer of Hitachi Chemical Diagnostics, a manufacturer of in vitro allergy diagnostic products. Concurrently, from December 1996 until the present, Mr. Hanlon has served as President and Chief Operating Officer of Tri-Continent Scientific, a subsidiary of Hitachi Chemical. From 1989 to December 1996, Mr. Hanlon was Vice President and General Manager of Tri-Continent Scientific. Mr. Hanlon serves on the board of directors of two privately held companies.

      Prithipal Singh, Ph.D. joined our Board of Directors in June 1992. He has been the Founder, Chairman and Chief Executive Officer of ChemTrak Inc. (Pink Sheets: CMTR) from 1988 to 1998. Prior to this, he was an Executive Vice President of Idetec Corporation from 1985 to 1988 and a Vice President of Syva Corporation from 1977 to 1985. Dr. Singh is also on the board of a privately held company.
      Ernest S. Tucker, III, M.D. joined our Board of Directors in September 1995. Dr. Tucker currently serves as a self-employed healthcare consultant after having retired as Chief Compliance Officer for Scripps Health in San Diego in September 2000, a position which he assumed in April 1998. Dr. Tucker was Chairman of Pathology at Scripps Clinic and Research Foundation from 1992 to 1998 and Chair of Pathology at California Pacific Medical Center in San Francisco from 1989 to 1992.
      Alberto R. Santa Ines has served as our Chief Financial Officer and Vice President of Finance since April 2002. Mr. Santa Ines joined us in February 2000 as Finance Manager. In April 2001, Mr. Santa Ines was promoted to Interim Chief Financial Officer and Director of Finance, and in April 2002 he was promoted to his current position. From March 1998 to January 2000, Mr. Santa Ines was a self-employed consultant to several companies. From August 1997 to March 1998, Mr. Santa Ines was the Controller of Unisil (Pink Sheets: USIL), a semiconductor company. From April 1994 to August 1997, he was a Senior Finance Manager at Lam Research Corporation (NASDAQ: LRCX), a semiconductor equipment manufacturer.
      Robert B. Milder has served as our Chief Operations Officer since April 2000. Mr. Milder joined us in May 1998 as Vice President of Operations. From December 1996 to May 1998, Mr. Milder was the Vice President of Manufacturing for Nidek, Inc., a manufacturer of opthalmic and surgical lasers. From March 1992 to January 1996, Mr. Milder was Vice President of Operations for Heraeus Surgical, Inc., a surgical capital equipment manufacturer.
      Kenneth P. Aron, Ph.D. joined us in February 2000 as Vice President of Research and Development. From April 1998 to November 1999, Dr. Aron was Vice President of Engineering and Technology of Incyte Pharmaceuticals (NASDAQ: INCY), a genomic information company. From April 1996 to April 1998, Dr. Aron was Vice President, Research, Development and Engineering for Cardiogenesis Corporation (NASDAQ: CGCP), a manufacturer of laser-based cardiology surgical products.
      Vladimir E. Ostoich, Ph.D., one of our co-founders, is currently our Vice President of Government Affairs and Vice President of Marketing for the Pacific Rim. Dr. Ostoich has served as Vice President in various capacities at Abaxis since our inception, including as Vice President of Research and Development, Senior Vice President of Research and Development, Vice President of Engineering and Instrument Manufacturing and Vice President of Marketing and Sales for the United States and Canada.
      Lucien Ramondetta joined us in April 2005 as Vice President of Marketing and Sales for the Domestic Medical Market. From December 2002 to March 2005, Mr. Ramondetta was the Vice President of Sales and Marketing for the Medical Systems Division of Philips Electronics, Ltd., a manufacturer of medical imaging equipment and appliances. From July 2001 to December 2002, Mr. Ramondetta was the Director of Global Sales and Marketing of the Optoelectronics Division of Perkin Elmer Corporation, responsible for managing medical, specialty electronics and laser products. From February 1994 to July 2001, Mr. Ramondetta served in various positions at General Electric including Global Channel Manager at GE Plastics and Zone Manager at GE Medical Systems responsible for managing the Service Sales organization.
Term and Number of Directors
      All directors hold office until our next annual meeting of shareholders and until their successors have been elected and qualified. Our Bylaws authorize the Board of Directors to fix the number of directors at not less than four or no more than seven. The authorized number of our directors is currently six. Each officer serves at the discretion of the Board of Directors.

Identification of Audit Committee and Financial Expert
      The Audit Committee of the Board of Directors oversees Abaxis’ corporate accounting and financial reporting process. The outside directors comprise the Audit Committee: Messrs. Bastiani, Evenhuis, Hanlon, Singh and Tucker. Mr. Evenhuis serves as Chairman of the Audit Committee.
      The Board of Directors annually reviews the Nasdaq National Market listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq National Market listing standards). Securities and Exchange Commission, or SEC, regulations require Abaxis to disclose whether a director qualifying as an “audit committee financial expert” serves on the Audit Committee. The Board of Directors has determined that Mr. Evenhuis qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Evenhuis’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies.
Code of Business Conduct and Ethics
      Abaxis has adopted a Code of Business Conduct and Ethics that applies to all our executive officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.abaxis.com. If we make any amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Corporate Governance and Committees

Meetings and Related Governance Matters
      The Board of Directors has determined that, other than Mr. Clinton H. Severson who is our President and Chief Executive Officer, each of the members of the Board is an independent director for purposes of the Nasdaq listing rules. There are no family relationships among any of our directors or officers.
      During the fiscal year ended March 31, 2005, our Board of Directors held six meetings and no director attended fewer than 75% of the total meetings of the Board. The Board has three standing committees, namely the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Audit Committee
      The members of the Audit Committee during the fiscal year ended March 31, 2005 were its Chairman, Mr. Evenhuis, and Dr. Bastiani, Mr. Hanlon, Dr. Singh and Mr. Tucker. The Audit Committee reviews and monitors our corporate financial reporting and our external audits, including, among other things, our control functions, the results and scope of the annual audit and other services provided by our independent public accountants and our compliance with legal matters that have a significant impact on our financial reports. The Audit Committee also consults with the management and our independent public accountants prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent public accountants. The Audit Committee held four formal meetings during the fiscal year ended March 31, 2005 with Deloitte & Touche LLP at which members of the Audit Committee discussed the quarterly results, reviewed the annual financial statements and discussed matters involving internal controls with Deloitte & Touche LLP. Members of the Audit Committee also discussed matters involving internal controls for the year ended March 31, 2005 throughout the course of the fiscal year. As discussed above, on August 25, 2005 the Audit Committee dismissed Deloitte & Touche LLP as our independent registered public accounting firm and selected Burr, Pilger & Mayer LLP as our new independent registered public accounting firm for the fiscal year ending March 31, 2006. For additional information about the Audit Committee, see “Report of the Audit Committee” below.

Compensation Committee
      The members of the Compensation Committee during the fiscal year ended March 31, 2005 were Messrs. Bastiani and Hanlon. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding our compensation policies and all forms of compensation to be provided to our executive officers and directors, including among other things, annual salaries and bonuses and stock option incentive arrangements. The Compensation Committee held one meeting during the fiscal year ended March 31, 2005, which was attended by both Messrs. Bastiani and Hanlon. For additional information about the Compensation Committee, see “Report Of The Compensation Committee On Executive Compensation,” and “Executive Compensation and Other Matters” below.

Nominating and Corporate Governance Committee
      The members of the nominating and governance committee are Dr. Bastiani, Mr. Evenhuis, Mr. Hanlon, Dr. Singh and Mr. Tucker. Each of the members of the Nominating and Corporate Governance Committee is independent for purposes of the Nasdaq rules. The Nominating and Corporate Governance Committee did not hold any meetings during the fiscal year ended March 31, 2005.
      The Nominating and Corporate Governance Committee will review annually the results of the evaluation of the Board and its committees, and the needs of the Board for various skills, experience, expected contributions and other characteristics, and the optimal size of the Board in light of these needs, in determining the director candidates to be nominated at the annual meeting. The Nominating and Corporate Governance Committee will evaluate candidates for directors, including incumbent directors and candidates proposed by directors, shareholders or management, in light of the Committee’s views of the current needs of the Board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards, if any, established by the Nominating and Corporate Governance Committee. If the Nominating and Corporate Governance Committee believes that the Board requires additional candidates for nomination, the Committee may poll existing directors or management for suggestions for candidates and may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee. In making the determinations regarding nominations of directors, the Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints as well as the benefits of a constructive working relationship among directors. The Nominating and Corporate Governance Committee will consider director nominations made by shareholders in accordance with the requirements of Abaxis’ bylaws consistent with these procedures.
      The charter for the Nominating and Corporate Governance committee can be accessed electronically in the “Investor Center” section of our webpage at www.abaxis.com or by writing to us at Abaxis, Inc., 3240 Whipple Road, Union City, CA 94587, Attention: Ms. Zara Thomas, Compliance Officer.
      Pursuant to our bylaws, any shareholder entitled to vote in the election of Directors generally may nominate one or more persons for election as directors at a meeting only if timely notice of such shareholder’s intent to make such nomination or nominations has been given in writing to the secretary of Abaxis. To be timely, a shareholder nomination for a director to be elected at an annual meeting shall be received at Abaxis’ principal executive offices not less than 120 calendar days in advance of the date that Abaxis’ proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, or in the event of a nomination for director to be elected at a special meeting, notice by the shareholders to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of Abaxis entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors; and (e) the consent of each nominee to serve as a director of Abaxis if so elected. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of Abaxis and its shareholders.

Communications with Directors
      Shareholders may communicate with any and all company directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Chairman of the Board
or Board of Directors
or any individual director
c/o Ms. Zara Thomas, Compliance Officer
3240 Whipple Road
Union City, CA 94587
Fax: 510-441-6151 or
Email Address: ComplianceOfficer@abaxis.com
      The Compliance Officer shall maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication, as determined by the Compliance Officer in consultation with Abaxis’ counsel. The Board of Directors or individual directors so addressed shall be advised of any communication withheld for safety or security reasons as soon as practicable. The Compliance Officer shall relay all communications to directors absent safety or security issues.

Committee Charters and Other Corporate Governance Materials
      The Board has adopted a charter for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, as described above. A copy of our committee charters can be accessed electronically in the “Investor Center” section of our webpage at www.abaxis.com, or provided at no cost by writing to us at Abaxis, Inc., 3240 Whipple Road, Union City, CA 94587, Attention: Ms. Zara Thomas, Compliance Officer.

Director Attendance at Annual Meetings
      Abaxis will make every effort to schedule its annual meeting of shareholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. All directors are strongly encouraged shall make every effort to attend our annual meeting of shareholders, but are not required to attend. Last year, all of our directors attended the annual meeting of shareholders.

EXECUTIVE COMPENSATION AND OTHER MATTERS
      The following table sets forth information concerning the compensation during the fiscal years ended March 31, 2005, 2004 and 2003 of our Chief Executive Officer and our four other most highly compensated executive officers whose total salary and bonus exceeded $100,000, for services in all capacities to us, during our fiscal year ended March 31, 2005.
Summary Compensation Table

					Long-Term
					Compensation
					Awards

		Annual Compensation ($)			Securities
	Fiscal				Underlying
Name and Principal Position	Year	Salary	Bonus(1)		Options (#)

Clinton H. Severson	2005	$300,000	$245,000		50,000
President, Chief Executive Officer and	2004	285,000	461,000		50,000
Chairman of the Board	2003	265,000	187,000		—
Alberto R. Santa Ines	2005	$160,000	$158,000		40,000
Chief Financial Officer and Vice President	2004	150,000	406,000	(2)	40,000
of Finance	2003	131,000	125,000		50,000
Robert B. Milder	2005	$185,000	$189,000		40,000
Chief Operations Officer	2004	175,000	360,000		40,000
	2003	165,000	149,000		—
Kenneth P. Aron, Ph.D.	2005	$170,000	$158,000		40,000
Vice President of Research and	2004	160,000	302,000		40,000
Development	2003	150,000	125,000		—
Vladimir E. Ostoich, Ph.D.	2005	$180,000	$158,000		40,000
Vice President of Government Affairs and	2004	170,000	302,000		40,000
Vice President of Marketing for the	2003	160,000	125,000		—
Pacific Rim

(1)	Represents bonuses earned during the fiscal year.

(2)	Includes $113,000 in connection with an Employee Retention Incentive Agreement.
Stock Option Grants in Fiscal 2005
      The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended March 31, 2005, made to the persons named in the Summary Compensation Table.
Option Grants in Fiscal 2005

	Individual Grants				Potential Realizable
					Value at Assumed
		% of Total			Annual Rates
	Number of	Options			of Stock Price
	Securities	Granted to			Appreciation for
	Underlying	Employees in	Exercise		Option Term(3)
	Options	Fiscal Year	Base Price	Expiration
Name	Granted (#)(1)	2005	($/Sh)(2)	Date	5% ($)	10% ($)

Clinton H. Severson	50,000	10.5%	$21.65	4/20/2014	$680,778	$1,725,226
Alberto R. Santa Ines	40,000	8.4%	$21.65	4/20/2014	$544,623	$1,380,181
Robert B. Milder	40,000	8.4%	$21.65	4/20/2014	$544,623	$1,380,181
Kenneth P. Aron, Ph.D.	40,000	8.4%	$21.65	4/20/2014	$544,623	$1,380,181
Vladimir E. Ostoich, Ph.D.	40,000	8.4%	$21.65	4/20/2014	$544,623	$1,380,181

(1)	All options granted in fiscal 2005 were granted pursuant to our 1998 Stock Option Plan. The options vest and become exercisable at the rate of one-fourth on the first anniversary of the date of grant and 1/48 per month thereafter for each full month of the optionee’s continuous employment by us. Under our 1998 Stock Option Plan, the Board retains discretion to modify the terms, including the price, of outstanding options. For additional information regarding options, see “Change of Control Arrangements.”

(2)	All options were granted at market value on the date of grant.

(3)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercise are dependent on the future performance of the common stock, overall market conditions and the option holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.
Stock Option Exercises in Fiscal 2005
      The following table provides the specified information concerning exercises of stock options to purchase our common stock in the fiscal year ended March 31, 2005, and unexercised stock options held as of March 31, 2005, by the persons named in the Summary Compensation Table.
Option Exercises in Fiscal 2005 and Option Values at March 31, 2005

					Value of Unexercised
			Number of Unexercised		In-the-Money
	Shares		Options at		Options at
	Acquired on	Value	March 31, 2005 (#)(2)		March 31, 2005 ($)(3)
	Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Clinton H. Severson	—	—	684,833	79,167	$3,426,673	$142,648
Alberto R. Santa Ines	—	—	91,083	77,917	$383,108	$203,326
Robert B. Milder	—	—	207,125	61,875	$878,312	$108,312
Kenneth P. Aron, Ph.D.	—	—	182,625	61,875	$510,148	$108,312
Vladimir E. Ostoich, Ph.D.	—	—	217,625	61,875	$858,673	$108,312

(1)	Amounts shown under the column “Value Realized” are based on the fair market value of our common stock on the exercise date as reported on the Nasdaq National Market less the aggregate exercise price.

(2)	Options to purchase our common stock generally vest as to one-fourth of the option grant on the first anniversary of the date of grant and 1/48 per month thereafter for each full month of the optionee’s continuous employment with Abaxis. All options are exercisable only to the extent vested.

(3)	The value of the unexercised in-the-money options is based on the closing price of our common stock ($8.85 per share) on the Nasdaq National Market on March 31, 2005, the last trading day in our fiscal year ended March 31, 2005, and is net of the exercise price of such options.
Compensation of Directors
      In fiscal 2005, all of our non-employee directors received compensation in the amount of $2,258 per each quarterly Board meeting they attended plus reimbursement of reasonable travel expenses incurred. In fiscal 2005, each of our non-employee directors also received an automatic annual grant of options to purchase 4,000 shares of our common stock under our 1998 Stock Option Plan.
      In fiscal 2005, all of our directors in the Audit Committee received compensation in the amount of $750 per each quarterly Audit Committee meeting they attended.
      In January 2005, upon review of the duties and responsibilities of the non-employee directors and after consultation with an independent compensation consultant, the Board of Directors approved a change in the annual retainer and attendance fees paid to non-employee directors. Beginning with the fiscal year 2006, non-employee directors receive an annual retainer of $12,000. In addition, beginning with the fiscal year 2006, the

Chairman of the Audit Committee receives an annual supplement of $5,000 and the Chairman of the Compensation Committee receives an annual supplement of $2,000 for their service in such capacities.
      Commencing in fiscal 2006, all non-employee directors receive $1,250 for attendance at each meeting of the Board of Directors. In addition, beginning with fiscal year 2006, members of the Audit Committee and Compensation Committee receive $1,000 for their attendance at the committee meetings. Non-employee directors also receive reimbursement for travel and expenses for such meetings.
Change of Control Arrangements
      Our 1998 Stock Option Plan and 1992 Outside Directors Stock Option Plan provide that, in the event of a transfer of control of Abaxis, the surviving, continuing, successor or purchasing corporation or a parent corporation thereof, as the case may be, which is referred to as the acquiring corporation, shall either assume our rights and obligations under stock option agreements outstanding under our option plans or substitute options for the acquiring corporation’s stock for such outstanding options. In the event the acquiring corporation elects not to assume or substitute for such outstanding options in connection with a merger constituting a transfer of control, our Board shall provide that any unexercisable and/or unvested portion of the outstanding options shall be immediately exercisable and vested as of a date prior to the transfer of control, as our Board so determines. Any options which are neither assumed by the acquiring corporation, nor exercised as of the date of the transfer of control, shall terminate effective as of the date of the transfer of control. Options which are assumed by the acquiring corporation shall become exercisable and vested as provided under the relevant stock option agreements under the option plans, unless the acquiring corporation terminates the option holder under certain circumstances defined in the option plans. Under such circumstances, the holder’s options shall become immediately exercisable and vested as of the date of termination. For additional information on change of control arrangements, please refer to the discussion “Change in Control” within proposal number three, above.
Certain Relationships and Related Party Transactions
      During the fiscal year ended March 31, 2005, there was not, nor is there any currently proposed transaction or series of similar transactions to which Abaxis was or is to be a party in which the amount involved exceeds $60,000 and in which any executive officer, director or holder of more than 5% of any class of voting securities of Abaxis and members of that person’s immediate family had or will have a direct or indirect material interest.
      We entered into indemnification agreements with each of the executive officers and directors. Such indemnification agreements require us to indemnify these individuals to the fullest extent permitted by law.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.
      Based solely on our review of the copies of Forms 3, 4 and 5 and amendments thereto received by us, we believe that during the period from April 1, 2004 through March 31, 2005, our officers and directors complied with all applicable filing requirements except with respect to one late filing by Mr. Brenton G.A. Hanlon covering one transaction.
Employment Agreements
      In August 2005, we entered into an employment agreement with Clinton H. Severson, our President, Chief Executive Officer, and Chairman of our Board of Directors, which provides Mr. Severson with two years of salary, bonus and benefits if his employment with us is terminated for other than cause. Mr. Severson’s employment agreement provides for an annual salary of $312,000 and a bonus base of $385,000. The bonus base is adjusted accordingly upon meeting certain performance criteria and thus, Mr. Severson has the potential to earn a bonus of up to $770,000. These salary and bonus payments are subject to applicable withholding, in accordance with Abaxis’ normal payroll procedures. Mr. Severson’s employment agreement was filed with the SEC as an exhibit to our Form 10-Q for the period ended June 30, 2005.
Securities Authorized for Issuance Under Equity Compensation Plans
      Abaxis has two equity incentive plans under which our equity securities have been authorized for issuance to our employees or directors: the 1989 Stock Option Plan, which was amended and restated as the 1998 Stock Option Plan and the 1992 Outside Directors’ Stock Option Plan. Both the 1998 Stock Option Plan and the 1992 Outside Directors’ Stock Option Plan have been approved by our shareholders. In June 2002, the time period for granting options under the Directors’ Plan expired in accordance with the terms of the plan and consequently, option grants to our outside directors are made from our 1998 Stock Option Plan. In addition, from time to time we issue warrants to purchase shares of our common stock to non-employees, such as service providers and purchasers of our preferred stock.
      The following table provides aggregate information through March 31, 2005 regarding (i) grants under both of our equity incentive plans and (ii) outstanding warrants to purchase our common stock.
Equity Compensation Information

	Number of Securities	Weighted-Average	Number of Securities
	to be Issued Upon	Exercise Price of	Remaining Available
	Exercise of	Outstanding	for Future Issuance
	Outstanding Options,	Options, Warrants	Under Equity
Plan Category	Warrants and Rights	and Rights	Compensation Plans

Equity compensation plans approved by our shareholders:
1998 Stock Option Plan	2,690,327	$6.82	326,743
1992 Outside Directors’ Stock Option Plan	73,000	$4.54	—
Equity securities not approved by our shareholders:
Warrants to purchase our common stock(1)	287,235	$6.67	—
Total:	3,050,562	$6.75	326,743

(1)	Consists of warrants expiring through May 2007. All warrants were issued to service providers, except for warrants to purchase an aggregate of 23,850 and 110,000 shares of our common stock at a per share exercise price of $7.00 issued to purchasers of our Series D and Series E convertible preferred stock, respectively.
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
      The Compensation Committee of the Board of Directors is comprised of Dr. Richard J. Bastiani and Mr. Brenton G.A. Hanlon. Each of these individuals is a non-employee member of Abaxis’ Board of Directors. The Compensation Committee is responsible for approving all compensation recommended by the President for executive officers and provides recommendations to the Board of Directors for approval of all compensation for the President and Chief Executive Officer of Abaxis. The goal of Abaxis’ compensation policy for executive officers is to attract, retain and reward executive officers who contribute to Abaxis’ success and to motivate these executives to achieve our business objectives. Abaxis uses salary, stock option grants and bonus compensation to meet these goals.
      Compensation Policies. Salaries initially are set for each executive officer according to a range of salaries for similar positions in comparable companies in Abaxis’ industry and geographic area. Salaries are reviewed annually based on individual past performance, financial results of Abaxis and survey information from compensation consulting firms. Adjustments are made if necessary to maintain competitiveness within the industry.
      Compensation Components. The Compensation Committee strongly believes that executive compensation should be based in part on Abaxis’ performance and has used stock option grants and bonus compensation to accomplish this goal. Accordingly, the Compensation Committee establishes both financial and operational based objectives and goals in determining executive officer bonuses, including among other things, Abaxis’ aggregate annual revenues and net income. If the requirements are met, then bonuses are declared for work performed during the quarter. During fiscal year 2005, Abaxis paid bonuses during three quarters as conditions were met.
      The Board of Directors strongly believes that equity ownership by executive officers provides incentives to build shareholder value and aligns the interests of executive officers with those of the shareholders. The size of an initial option grant to an executive officer generally has been determined with reference to comparable companies in Abaxis’ industry and geographical area, the responsibilities and future contributions of the executive officer, as well as recruitment and retention considerations. Additional option grants to an executive officer are generally based on Abaxis’ performance and individual performance. During the fiscal year ended March 31, 2005, the Compensation Committee approved stock option grants to five executive officers. See “Option Grants in Fiscal Year 2005.” Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price. Other elements of executive compensation include participation in company-wide medical and dental benefits and the ability to defer compensation pursuant to a 401(k) plan.
      New Proposed Long-term Incentive Plans for Fiscal Year 2006 and Beyond. In light of mandatory stock option expensing, Abaxis has decided to develop a long-term incentive program that is better aligned to its needs and the changing regulatory environment. We plan on continuing to use stock options on a limited basis and a large portion of our long-term plans will employ performance based restricted stock. These plans will help ensure executive retention and more directly link executive pay to company financial performance. We have retained an independent compensation consultant to assist in developing the proposed equity incentive plan.
      Stock Options. Grants of stock options under Abaxis’ stock plans are designed to provide executive officers with an opportunity to share, along with stockholders, in the long-term performance of the company. It is anticipated that stock options will be granted annually to executive officers, with additional grants being made following a significant change in job responsibility, or in recognition of a significant achievement. Stock options granted under the new plan will have a three-, four- or five-year vesting schedule depending upon the type (new hire or ongoing) and size of the grant, and generally expire seven years from the date of grant (this will help reduce the FAS 123 expense). The exercise price of options granted under the stock plans is 100% of the fair market value of the underlying stock on the date of grant.
      Performance Accelerated Restricted Stock. In fiscal year 2006, Abaxis anticipates making an initial grant of performance accelerated restricted stock, subject to approval of proxy proposal three. These grants will be made to our executives, in conjunction with reduced grants of stock options (as compared to previous years). We believe Abaxis has historically been conservative, and will continue to be conservative, when granting equity as compared to industry peers of similar sized companies. The intent is to make an annual grant to executives consisting of a mix of stock options and performance accelerated restricted stock going forward. Vesting of restricted shares can only accelerate if performance criteria during the performance period are exceeded. It is likely our performance period will range from two to four years and we will use revenue growth and an earnings-based growth metric. The program is designed so that acceleration can only occur when Abaxis significantly surpasses its performance expectations (e.g., four year service based vesting could result to full vesting of shares in two or three years if aggressive goals are met). This ongoing program, in conjunction with grants of stock options, is designed to focus executives on both the achievement of sustained superior operating results as well as increases in stockholder value through stock price appreciation.
      Chief Executive Officer Compensation. The Compensation Committee annually reviews the performance and compensation of Clinton H. Severson, the President and Chief Executive Officer of Abaxis. During

the fiscal year ended March 31, 2005, Mr. Severson’s compensation consisted of salary, an incentive stock option grant and performance-based bonus compensation. During the annual review performed after the close of the fiscal year ended March 31, 2005, the Compensation Committee adjusted upwards Mr. Severson’s salary to be competitive with what comparable companies within Abaxis’ industry and geographic area, based on compensation information obtained by Abaxis. For the fiscal year ending March 31, 2006, Mr. Severson’s base salary is $312,000 with a bonus base of $385,000. The bonus base is adjusted accordingly upon meeting certain performance criteria and thus, Mr. Severson has the potential to earn a bonus of up to $770,000.
      Deductibility of Executive Compensation. Abaxis has considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations which restrict deductibility of executive compensation paid to Abaxis’ Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the 1998 Plan should qualify for an exemption from these restrictions. The Compensation Committee does not believe that in general other components of Abaxis’ compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility under applicable tax laws as applicable.

COMPENSATION COMMITTEE

Richard J. Bastiani, Ph.D.
Brenton G.A. Hanlon
REPORT OF THE AUDIT COMMITTEE
      The Audit Committee oversees Abaxis’ financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. In the year ended March 31, 2005, Deloitte & Touche LLP was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. On August 25, 2005, the Audit Committee engaged Burr, Pilger & Mayer LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2006. Accordingly, in fiscal year 2006, Burr, Pilger & Mayer LLP will be responsible for expressing an opinion as to the conformity of Abaxis’ audited financial statements with generally accepted accounting principles.
      The Audit Committee consists of five directors, each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for the Nasdaq Stock Market and is chaired by Mr. Evenhuis, who is considered an “audit committee financial expert” as defined in the applicable Securities and Exchange Commission rules. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.
      The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has met with Deloitte & Touche LLP, with and without management present, to discuss the overall scope and results of Deloitte & Touche’s audit and review procedures, and the overall quality of its financial reporting.
      The Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for Abaxis by its independent auditor. The Audit Committee has considered the historical role of Deloitte & Touche LLP, and the role to be performed by Burr, Pilger & Mayer LLP in fiscal year 2006, in providing audit, audit-related and tax services to Abaxis and has concluded that such services are compatible with Deloitte & Touche’s and Burr, Pilger & Mayer’s role as Abaxis’ independent auditor.

      The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and Abaxis that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.
      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Abaxis’ audited financial statements be included in Abaxis’ Annual Report on Form 10-K for the fiscal year ended March 31, 2005.

THE AUDIT COMMITTEE

Henk J. Evenhuis, Chairman
Richard J. Bastiani, Ph.D.
Brenton G.A. Hanlon
Prithipal Singh, Ph.D.
Ernest S. Tucker, III, M.D.
      PURSUANT TO ITEM 7(e)(3), THE ABOVE INFORMATION SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT ABAXIS SPECIFICALLY INCORPORATES IT BY REFERENCE IN SUCH FILING.

COMPARISON OF SHAREHOLDER RETURN
      Our common stock is quoted on the Nasdaq National Market using the trading symbol ABAX. The per share price of our common stock as of the close of trading on August 31, 2005 was $11.47.
      Set forth below is a line graph comparing the annual percentage change in the cumulative total return on Abaxis’ common stock with the cumulative total returns for the past five years of the:

•	the Russell 2000 Index; and

•	the Nasdaq Medical Equipment Securities Index.
      No cash dividends have been declared on our common stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ABAXIS, INC., THE RUSSELL 2000 INDEX,
AND THE NASDAQ MEDICAL EQUIPMENT SECURITIES INDEX

*	$100 invested on 3/31/00 in stock or index — including reinvestment of dividends. Fiscal year ending March 31.
      The following chart references the annual portfolio value as of March 31 in each of the following years, were an investor to have invested $100.00 on March 31, 2000 in each of our common stock, the Russell 2000 Index and the Nasdaq Medical Equipment Securities Index:

	2000	2001	2002	2003	2004	2005

Abaxis, Inc.	$100.00	$60.07	$76.42	$45.49	$242.63	$105.67

Russell 2000 Index	100.00	84.67	96.51	70.49	115.48	121.73

Nasdaq Medical Equipment Securities Index	100.00	88.19	105.56	93.36	140.90	146.87

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
      Proposals of shareholders intended to be presented at the next annual meeting of our shareholders must be received by us at our offices at 3240 Whipple Road, Union City, California 94587, no later than May 22, 2006, the date not less than one hundred twenty (120) days prior to one year anniversary of our mailing to shareholders of this Proxy Statement for the 2005 Annual Meeting of Shareholders. Any such shareholder proposals must satisfy the conditions established by the Securities and Exchange Commission for inclusion in our proxy statement for that meeting.
TRANSACTION OF OTHER BUSINESS
      At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

ZARA Z. THOMAS
Secretary

Abaxis, Inc.
2005 Equity Incentive Plan

i

(continued)

ii

(continued)

iii

Abaxis, Inc.
2005 Equity Incentive Plan
     1. Establishment, Purpose and Term of Plan.
          1.1 Establishment. The Abaxis, Inc. 2005 Equity Incentive Plan (the “Plan”) is hereby established effective as of its approval by the shareholders of the Company (the “Effective Date”). The Plan is the successor to the Company’s 1998 Stock Option Plan and its share reserve.
          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Participating Company Group, by motivating such persons to contribute to the growth and profitability of the Participating Company Group, by aligning their interests with interests of the Company’s shareholders, and by rewarding such persons for their services by tying a significant portion of their total compensation package to the success of the Company. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units, Restricted Stock Units, Deferred Compensation Awards and other Stock-Based Awards as described below.
          1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.
     2. Definitions and Construction.
          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
               (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.
               (b) “Award” means any Option, SAR, Restricted Stock Award, Performance Share, Performance Unit, Restricted Stock Unit or Deferred Compensation Award or other Stock-Based Award granted under the Plan.

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               (c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.
               (d) “Board” means the Board of Directors of the Company.
               (e) “Change in Control” means, unless otherwise defined by the Participant’s Award Agreement or contract of employment or service, an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
               (f) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
               (g) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
               (h) “Company” means Abaxis, Inc., a California corporation, or any successor corporation thereto.
               (i) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.
               (j) “Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 11 of the Plan.
               (k) “Director” means a member of the Board.

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               (l) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
               (m) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
               (n) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.
               (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               (p) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
                    (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
                    (ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

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                    (iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.
               (q) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
               (r) “Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
               (s) “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:
                    X = Y(A-B)/A, where
                    X = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
                    Y = the total number of shares with respect to which the Participant has elected to exercise the Option;
                    A = the Fair Market Value of one (1) share of Stock;
                    B = the exercise price per share (as defined in the Participant’s Award Agreement).
               (t) “Nonemployee Director” means a Director who is not an Employee.
               (u) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.
               (v) “Officer” means any person designated by the Board as an officer of the Company.
               (w) “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
               (x) “Option Expiration Date” means the date of expiration of the Option’s term as set forth in the Award Agreement.
               (y) “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:
                    (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;
                    (ii) a merger or consolidation in which the Company is a party;

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                    (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or
                    (iv) a liquidation or dissolution of the Company.
               (z) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
               (aa) “Participant” means any eligible person who has been granted one or more Awards.
               (bb) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
               (cc) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
               (dd) “Performance Award” means an Award of Performance Shares or Performance Units.
               (ee) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
               (ff) “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.
               (gg) “Performance Period” means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.
               (hh) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.
               (ii) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.
               (jj) “Restricted Stock Award” means an Award of Restricted Stock.
               (kk) “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 or Section 11 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 10 or Section 11, as applicable, and the Participant’s Award Agreement.

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               (ll) “Restriction Period” means the period established in accordance with Section 8.4 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.
               (mm) “Retirement” means termination as an Employee of a Participating Company at age 55 or older, provided that the Participant was an Employee for at least five consecutive years prior to the date of such termination.
               (nn) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
               (oo) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in any combination of shares of Stock or cash of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
               (pp) “Section 162(m)” means Section 162(m) of the Code.
               (qq) “Securities Act” means the Securities Act of 1933, as amended.
               (rr) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
               (ss) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.
               (tt) “Stock-Based Awards” means any award that is valued in whole or in part by reference to, or is otherwise based on, the Stock, including dividends on the Stock, but not limited to those Awards described in Sections 6 through 11 of the Plan.

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               (uu) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
               (vv) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
               (ww) “Vesting Conditions” mean those conditions established in accordance with Section 8.4 or Section 10.2 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.
          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     3. Administration.
          3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.
          3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. In addition, to the extent specified in a resolution adopted by the Board, the Chief Executive Officer of the Company shall have the authority to grant Awards to an Employee who is not an Insider and who is receiving a salary below the level which requires approval by the Committee; provided that the terms of such Awards conform to guidelines established by the Committee and provided further that at the time of making such Awards the Chief Executive Officer also is a Director.
          3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
          3.4 Committee Complying with Section 162(m). While the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee

7

remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).
          3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;
               (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;
               (c) to determine the Fair Market Value of shares of Stock or other property;
               (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
               (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
               (f) to approve one or more forms of Award Agreement;
               (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
               (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
               (i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.2) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

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               (j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;
               (k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and
               (l) to delegate to the Chief Executive Officer or the Senior Vice President of Human Resources the authority with respect to ministerial matters regarding the Plan and Awards made under the Plan.
          3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.
          3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
     4. Shares Subject to Plan.
          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four million eight hundred eighty-six thousand (4,886,000) and shall

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consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 15.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced only by the net number of shares for which the Option is exercised.
          4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the shareholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.
     5. Eligibility and Award Limitations.
          5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants”and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service. A Nonemployee Director Award may be granted only to a person who, at the time of grant, is a Nonemployee Director.

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          5.2 Participation. Awards other than Nonemployee Director Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, excepting Nonemployee Director Awards, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
          5.3 Incentive Stock Option Limitations.
               (a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.
               (b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
          5.4 Award Limits.
               (a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed four million eight hundred eighty-six thousand (4,886,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and further subject to the limitation set forth in Section 5.4(b) below.

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               (b) Aggregate Limit on Full Value Awards. Subject to adjustment as provided in Section 4.2, in no event shall more than five hundred thousand (500,000) shares in the aggregate be issued under the Plan pursuant to the exercise or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards (“Full Value Awards”). Except with respect to a maximum of five percent (5%) of the shares of Stock authorized in this Section 5.4(b), any Full Value Awards which vest on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of Performance Goals shall provide for a Performance Period of at least twelve (12) months.
               (c) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).
                    (i) Options and SARs. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than 100,000 shares.
                    (ii) Restricted Stock and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than 500,000 shares.
                    (iii) Performance Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than 500,000 shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving value equal to more than 500,000 shares for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.
                    (iv) Stock-Based Awards. Subject to adjustment as provided in Section 4.2, no Employee may be granted Stock-Based Awards which could result in the Employee receiving more than 50,000 shares (or equivalent value) in any fiscal year of the Company.
     6. Terms and Conditions of Options.
          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be

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not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
          6.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice of exercise electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
               (b) Limitations on Forms of Consideration.
                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

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                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
          6.4 Effect of Termination of Service.
               (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time periods provided in the Award Agreement.
               (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 14 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.
               (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.
          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.
     7. Terms and Conditions of Stock Appreciation Rights.
          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the

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grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.
          7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
          7.3 Exercisability and Term of SARs.
               (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.
               (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
          7.4 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
          7.5 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only as provided in the Award Agreement.
          7.6 Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.
     8. Terms and Conditions of Restricted Stock Awards.
          Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any

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of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may or may not require the payment of cash compensation for the stock. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).
          8.2 Purchase Price. The purchase price, if any, for shares of Stock issuable under each Restricted Stock Award and the means of payment shall be established by the Committee in its discretion.
          8.3 Purchase Period. A Restricted Stock Award requiring the payment of cash consideration shall be exercisable within a period established by the Committee; provided, however, that no Restricted Stock Award granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.
          8.4 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in the Award Agreement or as provided in Section 8.7. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
          8.5 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

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          8.6 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service in exchange for the payment of the purchase price, if any, paid by the Participant. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
          8.7 Nontransferability of Restricted Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     9. Terms and Conditions of Performance Awards.
          Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          9.1 Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
          9.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share. Each Performance Unit shall have an initial value determined by the Committee. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
          9.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall

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establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. To the extent compliance with the requirements under Section 162(m) with respect to “performance-based compensation” is desired, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
          9.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
               (a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on shareholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; balance of cash, cash equivalents and marketable securities; market share; daily average revenue trades; asset gathering metrics; number of customers; customer satisfaction; product development; completion of a joint venture or other corporate transaction; completion of identified special project; and overall effectiveness of management; or such other measures as determined by the Committee consistent with this Section 9.4(a).

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               (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.
          9.5 Settlement of Performance Awards.
               (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
               (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award that is not intended to constitute “qualified performance based compensation” to a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. With respect to a Performance Award intended to constitute qualified performance-based compensation to a Covered Employee, the Committee shall have the discretion to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.
               (c) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.
          9.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the

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number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
          9.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
               (a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.5.
               (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.
          9.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     10. Terms and Conditions of Restricted Stock Unit Awards.
          Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the

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Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          10.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).
          10.2 Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
          10.3 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
          10.4 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement,

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if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
          10.5 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
          10.6 Nontransferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     11. Deferred Compensation Awards.
          11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:
               (a) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.
               (b) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

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                    (i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;
                    (ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or
                    (iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award or Performance Unit.
          11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
               (a) Vesting Conditions. Deferred Compensation Awards shall not be subject to any vesting conditions.
               (b) Terms and Conditions of Stock Units.
                    (i) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award.
                    (ii) Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11, shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the

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Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.
                    (iii) Nontransferability of Stock Unit Awards. Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     12. Other Stock-Based Awards.
     In addition to the Awards set forth in Sections 6 through 11 above, the Committee, in its sole discretion, may carry out the purpose of this Plan by awarding Stock-Based Awards as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems necessary and appropriate.
     13. Change in Control.
     Notwithstanding any other provision of the Plan, any unexercisable or unvested portion of each outstanding Award held by a Nonemployee Director or an officer and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of a Change in Control but conditioned upon the consummation of the Change in Control.
          13.1 Effect of Change in Control on Options and SARs.
               (a) Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary except as provided in this Section 13, the Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.
               (b) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock. Any Options or SARs which are not assumed by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall

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terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
               (c) Cash-Out of Options. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.
          13.2 Effect of Change in Control on Restricted Stock Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Award that, in the event of a Change in Control, the lapsing of the Restriction Period applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of the Restriction Period that was permissible solely by reason of this Section 13.2 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.
          13.3 Effect of Change in Control on Performance Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Performance Award that, in the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to the Change in Control or whose Service terminated by reason of the Participant’s death or Disability shall become payable effective as of the date of the Change in Control to such extent as specified in such Award Agreement.
          13.4 Effect of Change in Control on Restricted Stock Unit Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Unit Award that, in the event of a Change in Control, the Restricted Stock Unit Award held by a Participant whose Service has not terminated prior to such date shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.
          13.5 Effect of Change in Control on Deferred Compensation and Other Stock-Based Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Deferred Compensation Award or other Stock-Based Award that, in the event of a Change in Control, the amounts payable pursuant to such Award shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

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     14. Compliance with Securities Law.
          The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
     15. Tax Withholding.
          15.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise or Net Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
          15.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
     16. Amendment or Termination of Plan.
          The Board or the Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. No

26

amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule, including Section 409A of the Code.
     17. Miscellaneous Provisions.
          17.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
          17.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.
          17.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
          17.4 Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.
          17.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
          17.6 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

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          17.7 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
          17.8 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. Each Participating Company shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion. In the event the respective Participating Company fails to make such payment or reimbursement, a Participant’s (or other individual’s) sole recourse shall be against the respective Participating Company, and not against the Company. A Participant’s acceptance of an Award pursuant to the Plan shall constitute agreement with this provision.
          17.9 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

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PROXY
ABAXIS, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 25, 2005
SOLICITED BY THE BOARD OF DIRECTORS
     The undersigned hereby appoints Clinton H. Severson and Alberto R. Santa Ines, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Abaxis, Inc., a California corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Abaxis to be held at the principal offices of Abaxis at 3240 Whipple Road, Union City, California, 94587 on Tuesday, October 25, 2005, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement for the 2005 Annual Meeting of Abaxis Shareholders (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.
     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED “FOR” ALL NOMINEES UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

ABAXIS, INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694
Your vote is important. Please vote immediately.

Vote-by-Internet	(COMPUTER LOGO)	Vote-by-Telephone	(TELEPHONE LOGO)
OR
Log on to the Internet and go to		Call toll-free
http://www.eproxyvote.com/abax		1-877-PRX-VOTE (1-877-779-8683)
If you vote over the Internet or by telephone, please do not mail your card.
DETACH HERE
ZABXC1

☑	Please mark votes as in this example.	☐	#ABX
A vote FOR the following proposals is recommended by the Board of Directors:
1.	To elect the following six (6) directors of Abaxis to serve until the 2006 Annual Meeting of Shareholders or until their respective successors are elected and qualified:

Nominees: (01) Clinton H. Severson, (02) Richard J. Bastiani, Ph.D., (03) Henk J. Evenhuis, (04) Brenton G.A. Hanlon, (05) Prithipal Singh, Ph.D., and (06) Ernest S. Tucker, III, M.D.

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line above.)

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Burr, Pilger & Mayer LLP as Abaxis, Inc.’s independent registered public accounting firm for the fiscal year ending March 31, 2006.	☐	☐	☐

3.	To consider and approve the amendment and restatement of Abaxis, Inc. 1998 Stock Option Plan as the 2005 Equity Incentive Plan.	☐	☐	☐

	Mark box at right if you plan to attend the Annual Meeting.			☐

	Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
Please sign here exactly as your name(s) appears on your stock certificate. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity. Please date the Proxy.

Signature:	Date:	Signature:	Date: